T. Rowe Price Financial Services Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective September 1, 2024, Gregory Locraft will join Matthew J. Snowling as a portfolio manager of the fund. Mr. Snowling will remain as the fund’s lead portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Locraft joined T. Rowe Price in 2014.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective September 1, 2024, Gregory Locraft will join Matthew J. Snowling as a portfolio manager of the fund. Mr. Snowling will remain as the fund’s lead portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Locraft will be generally responsible for selecting the fund’s investments in insurance companies. Mr. Locraft joined the Firm in 2014, and his investment experience dates from 1998. During the past five years, he has served as an investment analyst in the Firm’s Equity Division.

The date of this supplement is August 27, 2024.

F117-041 8/27/24